UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2004


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-28538                13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                    File Number)           Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                              80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code           (303) 296-5600
                                                   -----------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01    Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in the transcript of an interview between Registrant's Chairman, President and Chief Executive Officer and the Wall Street Journal conducted on September 1, 2004 for publication on or about September 13, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01   Financial Statements and Exhibits.

         (c)  Exhibits.

              Item No.   Exhibit Index

              99.1 Transcript of an interview between Registrant's Chairman, President and Chief Executive Officer and the Wall Street Journal conducted on September 1, 2004 for publication on September 13, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                      (Registrant)

                                      /s/ Matthew O'Leary
                                      Matthew O'Leary
                                      Corporate Attorney and Assistant Secretary



Date: September 10, 2004

                                INDEX TO EXHIBITS

Exhibit No.              Description

99.1 Transcript of an interview between Registrant's Chairman, President and Chief Executive Officer and the Wall Street Journal conducted on September 1, 2004 for publication on September 13, 2004.

                                                                    EXHIBIT 99.1

J. LANDIS MARTIN is Chairman & CEO Titanium Metals Corp.

(YAZ615) TWST: Could you begin with a brief overview of Titanium Metals Corporation?
     Mr. Martin: Titanium Metals Corporation, (our trade name is TIMET), is one of the world's largest producers of titanium metal. The end use of our titanium is primarily in the commercial and military aerospace market. Titanium is an essential material for building any type of large aircraft, whether it's commercial or military, and aerospace sales represent about 65%-70% of our revenues. The other 30%-35% is made up of sales to industrial markets, military armor markets, and more specialized uses such as automotive, architecture, oil and gas, golf clubs, eyeglasses, watches, and medical implants.
     TWST: Where does your company get the raw material from and where are your manufacturing facilities?
     Mr. Martin: We get most of our raw material, which is titanium ore, from Australia, and it's shipped to a U.S. port and then sent by rail to Henderson, Nevada. Our major U.S. production facilities are located in Henderson, which is where we make the first pure form of titanium, called "sponge", Morgantown, Pennsylvania and Toronto, Ohio. In Europe, we have a manufacturing facility near Swansea in Wales, in Birmingham, England, and in Ugine, France, and we have a fabrication facility near Milan, Italy. We also have a number of service centers in the U.S. and overseas that stock material for "just-in-time" deliveries and also do some fabrication.
     TWST: Could you describe the global environment for the commercial airline industry and compare that to what is happening here in the US airline industry, where they are going through some financial turmoil?
     Mr. Martin: I think worldwide all major airlines have recovered from the setback after September 11 in terms of the number of revenue passenger miles
(RPMs). As of last November we first started seeing year-over-year RPM figures above pre- September 11 numbers. In the United States the high cost of fuel, labor costs including pensions and other issues continue to put a major strain on the airlines and, as we all know, a number of U.S. carriers are either in bankruptcy or seriously exploring going into bankruptcy. But we think these issues in the US will be worked out and these companies will survive as they are, or will go through bankruptcy, have a large reduction in debt and costs, and continue to be viable. Americans are going to travel and there's going to be somebody there to provide them with a seat.
     TWST: What are the prospects overall for aircraft delivery as you look ahead in 2005, 2006?
     Mr. Martin: There are a couple of interesting things going on in the industry as far as purchasing new aircraft, which is where much of our titanium is destined. The new airlines, the lower-fare airlines, the ones that don't have collective bargaining agreements and don't have a lot of the old liability issues that the big carriers have, have found that it's a lot more efficient to buy new aircraft. Twenty or thirty years ago if you wanted to start a new airline you usually went out and bought four or five used aircraft and started from there, and added on first with more used aircraft and later with new airplanes. Today the startups are mostly buying new airplanes and the reason for that is that the new airplanes are more efficient than used aircraft from a fuel standpoint and from a maintenance point of view. So there's been a fairly strong ongoing demand for airplanes after the falloff caused by September 11, and we see that continuing. We also think the major airlines throughout the world are going to continue to add new planes and we see the new aircraft build rate picking up.
     We follow The Airline Monitor, which is a third-party service that predicts the number of airplanes that will be built over the next several years, and we think they're as accurate as anybody and at least as accurate as we are. They see a steady pickup over the next couple of years. We're beginning to see it in our order book, so we think the outlook is very positive for the next few years in the aerospace part of our business.
     TWST: What about prospects for other aspects of your market?
     Mr. Martin: We have a very aggressive plan to expand our markets into nontraditional uses, including automotive and oil and gas, as well as some recreational and medical uses. Part of the reason the market is starting to pick up is these uses are beginning to develop and to become commercially successful. We plan to continue to support these emerging markets. Even though we expect to have higher ongoing demand from our aerospace customers, we're certainly not going to abandon these new markets we worked so hard to develop.
     TWST: Would you give us some examples of the new markets that are currently coming onstream and which ones seem to show the most promise?
     Mr. Martin: I think for obvious reasons one new market that all titanium companies are very involved in is the military armor market. There is work being done to make armored vehicles lighter so that they can move faster and they can be transported more easily. That's consuming a fair amount of titanium. Other markets that are having some significant success include the automotive market, both the racing market and the mainstream automotive market. And we continue to see success in other areas such as, again, recreational, architectural and consumer products, and whether it's climbing equipment or eyeglasses or watches, there's a steadily increasing amount of business.
     TWST: What is the state of total titanium production, the availability of ore versus demand?
     Mr. Martin: The availability of ore is one of the very good things about our industry. About 90% of all titanium ore goes into a different industry, which is the titanium dioxide business, and titanium dioxide is an essential ingredient in high quality paint and plastics. So that is a much bigger market than the metals industry. And most of the producers in that industry have long-term contracts that are negotiated every several years, and as demand increases, suppliers add additional capacity. We buy from the same producers that supply that industry, and we've always had a steady supply and don't see any likelihood of shortages there. However, we produce only about 30% of our metal needs through our own production of titanium sponge from the titanium ore. The other 70% of our base metal needs are met by buying scrap worldwide and buying sponge from producers outside of the United States. With demand picking up there has been an acceleration in the need for sponge and scrap, and because the industry was at such a low level in terms of production just six or eight months ago, the amount of scrap produced has been limited. Some titanium scrap goes into the steel market, and as a result everybody is seeking to shore up their raw material supplies for next year, and there are concerns about the cost of securing those supplies
     TWST: What impact is the higher raw material price having in terms of alloys, etc.?
     Mr. Martin: It's having a very substantial impact on us. The cost of almost everything we buy is going up significantly, and first and foremost is energy. Secondly, some alloy prices have almost doubled, so we're seeing a real cost squeeze, and that's something we are trying to deal with.
     TWST: Have you been able to pass these cost increases along to your customers?
     Mr. Martin: In some cases yes, in some cases no. We have some long-term contracts where that's just simply not possible to do in the short-term. Most of those contracts have constraints on our ability to adjust pricing in the short-term. In other cases we have been able to pass on some or all of these costs.
     TWST: Do you have competition from abroad?
     Mr. Martin: We do; we have substantial competition from many sources, primarily from a Russian producer, two U.S. companies, and a number of Japanese producers. It's a very competitive industry.
     TWST: Are they all experiencing the pressure from price increases in terms of energy? Have they also been able to pass these price increases along?
     Mr. Martin: In general, yes, every producer is seeing substantial increases in both energy and other raw material costs, and everyone is attempting to pass those increased costs along as best they can.
     TWST: Are there any instruments for hedging your raw material supply?
     Mr. Martin: There is really no organized exchange for titanium, and one of the reasons for that is that there are so many different alloys of titanium that go into the various markets. It's also a relatively small market and there has never been an exchange that trades in titanium futures, so there's really no practical way to do it, other than through contractual agreements directly with suppliers.
     TWST: Could you share with us your short-term financial outlook and your long-term goals?
     Mr. Martin: We see an improving market, improving profitability, and long-term we hope to be far less dependent on the aerospace market than we are today. Emphasizing and supporting new uses for titanium is a core part of our philosophy.
     TWST: What were your revenues when you last reported your earnings and your net income?
     Mr. Martin: During our last quarterly report we had just under $125 million in revenues, and our earnings were positive at just under $2 million, which is good.
     TWST: Have you given the Street any guidance for future revenue increases, etc.?
     Mr. Martin: In our last quarterly report to the public, we advised that we expected sales to range from $490 million to $510 million in 2004, with net income between $8 million and $18 million, which includes an estimated $23 million of income under a take-or-pay contract with Boeing. These figures exclude any impact from a one-time non-cash gain that we will report from the exchange of subordinated debt into Series A Preferred stock that occurred at the end of August, or a non-operating gain from a potential sale of certain real property in Henderson, Nevada, or the possible reversal of a portion of the deferred tax asset valuation allowance.
     TWST: Do you have the management team in place to accomplish your goals? Mr. Martin: We have a strong management team. Our Chief Operating Officer here in the United States is Bob Musgraves, and Christian Leonhard is our Chief Operating Officer in Europe, and they're both doing a very good job.
     TWST: What occupies most of your time on a day-to-day basis?

     Mr. Martin: Continuing to become more efficient, reducing our cost of production, and focusing on the development of the new markets.
     TWST: Are you contemplating any further manufacturing facilities in the United States?
     Mr. Martin: No, we're not considering that.
     TWST: At what level are you operating at this point?
     Mr. Martin: Our operating rate on average for most of our plants was between 72% and 75% the last time we reported it.
     TWST: So if a pickup in demand does materialize, there is plenty of excess capacity for you to utilize your current plants.
     Mr. Martin: There is. We still have an issue of making sure we can produce or purchase enough sponge and scrap in order to keep our plants busy and to increase the operating rate, so that's really the thing that's going to make the difference.
     TWST: Would you consider that a challenge that you face?
     Mr. Martin: Yes.
     TWST: What would be the solution to that challenge?
     Mr. Martin: Again, there is plenty of titanium ore available, so eventually you will see an expansion of sponge facilities throughout the world. And as the aerospace market picks up, there will be more scrap becoming available to the industry than there has been for some time.
     TWST: How does the balance sheet look to you?
     Mr. Martin: Our balance sheet is very strong. We have very little debt and a lot of debt capacity, and we're in good shape from a balance sheet point of view.
     TWST: Does your company have a dividend policy?
     Mr. Martin: At this time we're not paying a dividend on our common stock and that's something that the board decides. That's really a board issue.
     TWST: What's your view on how your company is perceived in the financial market?
     Mr. Martin: We're a small company, so it's difficult to get coverage and very few analysts follow us. So although over the last year and a half or two years our stock has gone up dramatically, maybe 10 times, we still are a small company and it's tough to get coverage.
     TWST: Are there any sellside analysts that follow you at all?
     Mr. Martin: I don't think so, no.
     TWST: Are there any programs in place to make your company better understood and to get better exposure?
     Mr. Martin: We handle that internally and I think our Vice President of Finance and marketing team are doing a good job and continue to pursue leads in that area.
     TWST: What would be the three main reasons you would outline to investors to continue to buy shares in your company at this level?
     Mr. Martin: First, we think we're going to see earnings growth in the ensuing quarters for some time to come. Second, we think that we have made a lot of progress in the last several years in reducing our base cost of operation, so in an up market our profitability should be more significant. Third, this is an important segment of the economy and it's a small market, but titanium is essential for many end uses. And if an investor is going to be investing in the economy, this is a good company to invest in.
     TWST: Thank you. (WT)

J. LANDIS MARTIN
Chairman & CEO
Titanium Metals Corp.
1999 Broadway, Suite 4300
Denver, CO 80202
(303) 296-5600
(303) 296-5650 - FAX
www.timet.com